DO NOT DESTROY THIS NOTE: Once paid, this Note, with a Deed of Trust securing same, must be surrendered to the trustee for cancellation before reconveyance.



                   PROMISSORY NOTE SECURED BY DEED OF TRUST



U.S. $1,000,000.00                                              Phoenix, Arizona
                                                                  March 25, 1999


     FOR VALUE RECEIVED, the undersigned, MATRIX BANCORP, INC., a Colorado corporation (the "Maker"), whose mailing address is 1380 Lawrence Street, Suite 1400, Denver, Colorado 80204, hereby agrees and promises to pay without offset or deduction to the order of THE OHIO NATIONAL LIFE INSURANCE COMPANY, an Ohio corporation, its endorsees, successors and assigns (the "Holder"), this Promissory Note Secured By Deed of Trust (the "Note") which until further notice shall be made by check payable to the order of Eberhardt Company and delivered to 3250 West 66th Street, Minneapolis, Minnesota 55435, or thereafter at such other place as the Holder may from time to time designate, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) and such additional sums as may hereafter be added to said principal sum as hereinafter provided, together with interest before default on the unpaid principal balance at the rate of seven and one-tenth percent (7.10%) per annum and charges, if any, from the date hereof.

     All sums due hereunder shall be payable in lawful money of the United States at the times and in the manner set forth herein, and unless sooner payable as provided herein, then in all events, the entire principal balance together with all accrued interest and any other charges imposed hereunder shall become due and payable on the 1st day of April, 2009 (the "Maturity Date").
This Note is secured by a Deed of Trust, Security Agreement and Assignment of Leases and Rents (the "Deed of Trust") and other instruments executed by Maker on even date herewith (collectively the "Security Documents").

     1.  PAYMENTS OF PRINCIPAL AND INTEREST.
         ----------------------------------

         (a) Commencing on the first day of May 1, 1999 and continuing on the first day of each month thereafter, there shall be principal and interest payments due and payable in equal monthly installments of Seven Thousand Eight Hundred and Fourteen Dollars ($7,814.00) until the Maturity Date at which time, if not sooner paid, the entire unpaid principal balance together with all accrued interest shall become due and payable.

         (b) All interest shall be computed on the basis of the actual number of days elapsed on the assumption that each year contains three hundred and sixty (360) days.

     2.  DEFAULT RATE OF INTEREST.  In the event that any payment of principal
         ------------------------
or interest provided for herein shall not be paid on or before the tenth (10th) day of the calendar month in which the same shall become due and payable, each and every such delinquent payment, including the entire principal balance and accrued interest in the event of an acceleration of the principal amount due hereunder, as provided below, shall bear interest to the extent permitted by law at the rate which is equal to eleven and one-tenth percent (11.10%) per annum (the "Default Rate of Interest") from the date on which the payment was due and payable until the delinquent payment is made.

     3.  LATE CHARGE.  Any monthly installment payment or other payment not made
         -----------
by Maker within three (3) days after the due date shall be subject to a late payment charge equal to five percent (5%) of the monthly payment. Said monthly payment shall be subject to an additional five percent (5%) late payment charge for each additional month thereafter that said payment remains past due. The late charge shall apply individually to all payments past due, there will be no daily adjustment and said late charge shall be used to defray the costs of the Holder incident to collecting such late payment. The Maker agrees that it would be extremely difficult and impractical to fix the Holder's actual damages in the event of a delinquent payment and that the late charge is a reasonable estimate of the Holder's actual damages in such event. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights the Holder may have to collect any other amounts provided or to be paid hereunder or to declare a default or exercise any remedy available hereunder or under the Deed of Trust or the Security Documents.

     4.  PREPAYMENT.
         ----------

         (a)  Except as is otherwise provided in Paragraphs 4(d) and (e)
     hereof, the principal and interest due hereunder may be prepaid in full at any time during the term hereof in the manner provided in paragraph 4(c) below together with the premium calculated as the difference between the total of (i) each of the principal and interest installment payments which would have been paid from the date of prepayment to the Maturity Date with each such installment payment discounted on a monthly basis at the "Discount Rate," defined in paragraph 4(b) below and (ii) the principal and interest which would have been payable on the Maturity Date discounted at the Discount Rate, less the outstanding principal balance due hereunder as
                        ----
     of the date of prepayment. Notwithstanding, anything in the previous sentence to the contrary, the prepayment premium shall in no event be less than one percent (1%) of the outstanding principal balance and accrued interest due as of the date of the prepayment.

         (b) The term "Discount Rate" as used herein shall be determined as of the close of the business day which is seven (7) days prior to the date of prepayment and shall be calculated based on the interest rate of the U.S. Treasury Note or Treasury Bill having a maturity date on or closest to the Maturity Date.

          (c) Any prepayment made pursuant to the provisions of paragraph 4(a) above shall be made on a regularly scheduled installment payment date and shall be made only upon sixty (60) days' advance written notice to the Holder.

          (d) The Maker shall not make partial prepayments except in the event they are paid as a result of the operation of the provisions of paragraph 1.08(b) of the Deed of Trust, in which event the premium provided for in this Paragraph 4 (a) shall not apply.

          (e) The Maker may prepay the entire unpaid principal balance plus accrual and unpaid interest within 180 days prior to the Maturity Date without the payment of the prepayment premium provided for in Paragraph 4(a) hereof; provided, at least sixty (60) days advance written notice is given to the Holder.

     5.  APPLICATION OF PAYMENTS.  All payments shall be applied first to fees
         -----------------------
and expenses incurred hereunder or under the Security Documents, late charges and prepayment premiums, if any, then to interest and then to principal, except that if any advance made by the Holder as a result of the occurrence of a default under the terms of this Note or any instruments securing the Note is not repaid on demand, any monies received, at the option of the Holder may first be applied to repay such advances, plus interest thereon at the Default Rate of Interest and the balance, if any, shall be applied on account of any installments then due.

     6.  EVENT OF DEFAULT.
         ----------------

         (a) It is agreed that time is of the essence in the performance of this Note.

         (b) This Note is the note referred to in and is secured by the Security Documents of even date given by the Maker. The Deed of Trust encumbers real property situated in Maricopa County, Arizona (the "Premises"). The Security Documents, or certain of them, contain provisions for the acceleration of the maturity of this Note.

         (c) Upon the occurrence of an Event of Default as defined in the Deed of Trust, such default shall constitute an event of default hereunder and the entire unpaid principal balance together with accrued interest thereon shall become immediately due and payable at the option of the Holder.

         (d) Upon the second default by the Maker under this Note or any documents securing this Note, the Holder may at any time thereafter require that payments be made by cashier's or certified check or other form of payment satisfactory to the Holder.

          (e) Upon the occurrence of an Event of Default, as defined in the Deed of Trust, and following acceleration of maturity hereof by the Holder, a tender of payment of the amount necessary to satisfy the entire unpaid principal balance declared due and payable shall be deemed to constitute an attempted evasion of the aforesaid restrictions on the right of prepayment and shall be deemed a prepayment hereunder and such payment must, therefore, include the default prepayment premium provided in paragraph 4(a) above.


     7.  PERMITTED TRANSFERS.  The Deed of Trust contains provisions restricting
         -------------------
the transfer or further encumbrance of the real property securing payment hereof.

     8.  HOLDER'S RIGHTS CUMULATIVE.  The rights or remedies of the Holder as
         --------------------------
provided in this Note and the Security Documents shall be cumulative and concurrent, and may be pursued singly, successively or together against the Maker, any guarantor hereof and any other funds, property or security held by the Holder for the payment hereof or otherwise at the sole, absolute and uncontrolled discretion of the Holder.

     9.  NO WAIVER.  No delay or omission on the part of the Holder in
         ---------
exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. No previous waiver and no failure or delay by the Holder in acting with respect to the terms of this Note or the Security Documents shall constitute a waiver of any breach, default, or failure of condition under this Note or any of the Security Documents or any obligations contained therein or secured thereby. A waiver of any of the terms of this Note, or any of the Security Documents or of any of the obligations contained therein or secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

     10.  ATTORNEYS' FEES.  If any installment of this Note, or any portion
          ---------------
thereof, or any other monies owing hereunder or under any of the Security Documents is not paid at the time and place specified in this Note therefor or therein and the Holder employs counsel for advice with respect thereto or to this Note or any of the Security Documents, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding (bankruptcy or otherwise) relating to this Note or any of the Security Documents or to attempt to collect this Note or said other monies from, or to enforce this Note, or any of the Security Documents against the Holder or any other party, in any such event, all of the reasonable attorneys' and paralegal fees and expenses arising from such services, and all expenses, costs and charges relating thereto, including, without limitation, title searches, reports and guarantees, shall be an additional liability owing hereunder by the Maker to the Holder, payable on demand and bearing interest from the date such payment is due or the date of such demand, whichever is earlier, until payment thereof to the Holder, at the Default Rate of Interest until paid in full and shall be secured by the lien evidenced by the Deed of Trust.

     11.  PERMISSIBLE INTEREST RATE; NONUSURIOUS.  All agreements between the
          --------------------------------------
Maker and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or the loaning of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provision hereof or of the Security Documents at any time given for the performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if from any circumstances the Holder should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Maker and the Holder.

     12.  SUCCESSORS AND ASSIGNS.  Subject to the restrictions on transfer
          ----------------------
contained in paragraph 7 hereof, this Note shall be binding upon the Maker and its heirs, representatives, successors and assigns.

     13.  AMENDMENT; MODIFICATION.  This Note may not be changed, altered,
          -----------------------
modified, amended, deleted or supplemented orally, but only by an agreement in writing duly signed by or on behalf of the Holder and the Maker.

     14.  JOINT AND SEVERAL OBLIGATIONS.  If more than one person signs this
          -----------------------------
Note as the Maker, each person shall be jointly and severally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who assumes the obligations under this Note or any person who assumes the obligations of a guarantor, surety or endorser is also obligated to keep all of the promises made in this Note. The Holder may enforce its rights under this Note against each person individually or against all of them together, meaning that any one of them may be required to pay all of the amounts owed under this Note.

     15.  WAIVERS BY THE MAKER.
          --------------------

          (a) The Maker, endorsers, sureties, guarantors and all other persons liable or to become liable for all or any part of the principal balance evidenced by this Note severally waive presentment for payment, diligence, protest and demand, notice of protest and non-payment, dishonor and notices of all other matters of a like nature. Such parties hereby consent, without affecting their liability, to any extension or alteration of the time or terms of payment hereof, any renewal, any release of any or all part of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to any party liable for payment hereof.

          (b) The right to plead any and all statutes of limitation as a defense to any demand on this Note, or any guaranty hereof, or any agreement to pay the same, or any demand secured by and of the Security Documents or any and all obligations or liabilities arising out of or in connection with this Note or in the Security Documents is expressly waived by the Maker and all endorsers, sureties and guarantors to the fullest extent permitted by law.

     16.  NOTICES.  Every provision for notice, demand or request required in
          -------
this Note or by applicable law shall be deemed fulfilled by written notice, demand or request personally served on (or mailed or sent by a nationwide commercial courier (e.g., Federal Express, UPS) to, as hereinafter provided) the party entitled thereto or on its successors or assigns. If mailed, such notice, demand or request shall be made by certified or registered mail, and deposited in any post office station or letter-box, enclosed in a postage prepaid envelope addressed to such party at its address set forth below, or to such other address as either party hereto shall direct by like written notice and shall be deemed to have been made on the second day following posting as aforesaid. If personally served or commercially sent, the party giving such notice shall be deemed to have given such notice on the day that personal service is made or delivery is made by the national courier to the party being noticed occurs. For the purposes herein, notices shall be sent to the Maker and the Holder as follows:


     THE MAKER:     MATRIX BANCORP, INC.
                    1380 Lawrence Street, Suite 1400
                    Denver, Colorado 80204

     THE HOLDER:    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                    One Financial Way
                    Cincinnati, Ohio  45242
                    Attention:  Mortgages & Real Estate


     17.  PAYMENT.  Receipt of a check shall not constitute payment hereunder
          -------
until the Holder's bank gives the Holder full provisional credit therefor (and such credit is not revoked nor the check subsequently dishonored), or until such check is fully and finally honored by the bank upon which it is drawn, whichever first occurs and any wire transfer of funds shall not constitute payment until actually credited to such bank account of the Holder.

     18.  CHOICE OF LAW; WAIVER OF JURY TRIAL.  This Note is delivered by the
          -----------------------------------
Maker to the Holder in Phoenix, Arizona and shall be deemed to have been made thereat. This Note shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects, including, but not limited to, the legality of the interest charged hereunder, by the statutes, laws and decisions of the State of Arizona. The Maker, in order to induce the Holder to accept this Note and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Maker hereby consents to the jurisdiction of any state or federal court located within Maricopa County, Arizona. The Maker waives trial by jury and waives any objection which the Maker may have based on improper venue or forum non conveniens to the conduct of any proceeding instituted hereunder. The
--- ----------
parties agree that venue shall be in Maricopa County, Arizona only.

     19.  HEADINGS AND TITLES.  The headings used herein are for ease of
          -------------------
reference only and shall not be used to construe or interpret this Note.

     20.  ACKNOWLEDGMENT.  Within ten (10) days after request therefor, the
          --------------
Maker shall from time to time deliver to the Holder or any other party requested by the Holder a statement executed and acknowledged by an authorized representative of the Maker certifying the unpaid principal balance, note rate, due date and such other information respecting this Note or the Maker as shall be required, which statement may be relied upon by the Holder or any such other party. If the Maker shall fail timely to execute, acknowledge and deliver any such statement, the Holder shall be deemed to have a power of attorney to execute, acknowledge and deliver the statement on behalf of the Maker.

                    THE MAKER:

                    MATRIX BANCORP, INC., a Colorado corporation



                    By:       /s/ Thomas J. Osselaer
                       -----------------------------------------
                       Name:      Thomas J. Osselaer
                              ----------------------------------
                       Title:     Agent
                              ----------------------------------